                     AGREEMENT REGARDING FUTURE FINANCINGS

     This Agreement Regarding Future Financings (this "Agreement") is dated as of the 9th day of April, 1998, by and between Quicksilver Resources Inc. ("QRI"), Enron Capital & Trade Resources Corp. ("ECT"), Trust Company of the West, in the capacity indicated on the signature pages hereto ("TCW"), and NationsBank of Texas, N.A. ("NationsBank"). QRI, ECT, TCW and NationsBank are sometimes collectively referred to as the "Parties" or individually as a "Party."

                                   RECITALS

     WHEREAS, reference is hereby made for all purposes to that certain Agreement and Plan of Reorganization and Merger dated as of March 31, 1998 by and among QRI, Mercury Exploration Company, Quicksilver Energy, L.C., Michigan Gas Partners, Limited Partnership, TCW and Joint Energy Development Investments Limited Partnership ("JEDI"), an affiliate of ECT (the "Merger Agreement"), and to the Credit Agreement dated April 9, 1998 between QRI and NationsBank, as Agent;

     WHEREAS, to induce JEDI and TCW to enter into the Merger Agreement and to induce NationsBank to enter into the Credit Agreement, QRI has agreed to enter into this Agreement; and

     WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing, the mutual obligations set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1.   FINANCINGS.

          (a) "Financings" shall mean any transaction to be entered into for the purpose of financing, refinancing, capitalizing, recapitalizing or otherwise funding (through indebtedness, equity transactions, production payments or prepays or other means) an amount greater than $5,000,000.

          (b) During the term hereof, if QRI desires to enter into any type of Financing, it shall notify each of ECT, TCW and NationsBank of the amount and general nature of such Financing, and shall thereafter provide to each of ECT, TCW and NationsBank and their respective Affiliates any additional information that they may reasonably request to evaluate such transaction.

          (c) Upon receipt of such notification, any of ECT, TCW and NationsBank and/or their respective Affiliates may make a proposal to QRI setting forth in reasonable detail the structure and terms of the Financing sought by QRI. At QRI's sole discretion, QRI may thereafter negotiate with any or all of ECT, TCW and NationsBank or their respective Affiliates to finalize and close a transaction to effectuate such Financing.

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          (d)  Promptly after QRI obtains an unsolicited proposal for Financing
     ("Third Party Proposal"), QRI shall notify each of ECT, TCW and NationsBank (except to the extent that any such Party made such Third Party Proposal) that the Third Party Proposal has been received but not the terms of the Third Party Proposal. QRI may thereafter negotiate with any or all of ECT, TCW and NationsBank or their respective Affiliates to finalize and close a transaction to effectuate such Financing at QRI's sole discretion.

          (e) During the term of this Agreement, QRI shall not grant any preferential right to participate in any Financing to any entity.

     2. TERM. This Agreement shall be effective as of the date hereof and shall terminate on the earlier of (i) the consummation of the merger of QRI with or into MSR Exploration Ltd., a Delaware corporation, and (ii) (A) with respect to NationsBank, such time as NationsBank is no longer a lender to QRI or (B) with respect to each of TCW and JEDI, such time as TCW and its Affiliates or JEDI and its Affiliates, as applicable, own less than 5% of the QRI Common Stock on a fully diluted basis.

     3. ASSIGNABILITY. No Party shall assign any of its rights or interests under this Agreement without the express prior written consent of the other Parties; provided, however, that each of ECT, TCW and NationsBank and/or its Affiliates may assign all or a portion of its rights or interests under this Agreement to an Affiliate.

     4. SEVERABILITY. Except as otherwise expressly stated herein, in the event any provision contained in this Agreement shall for any reason be held invalid, illegal or unenforceable by a court or regulatory agency of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the remaining provisions of this Agreement.

     5. WAIVER. The failure of either Party to insist upon strict performance of any provision hereof shall not constitute a waiver of or estoppel against asserting the right to require such specific performance in the future, nor shall a waiver or estoppel in any one instance constitute a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

     6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     7. AMENDMENTS. This Agreement may not be amended, altered, or modified except pursuant to a written instrument executed by the Parties or their successors or assigns.

     8. ENTIRETIES. This Agreement constitutes the entire agreement of the Parties and their Affiliates relating to the matters contained herein.

     9. BINDING EFFECT. Subject to Section 3 this Agreement shall be binding upon the Parties and their respective successors and assigns.

     10. FURTHER ASSURANCES. In connection with this Agreement, as well as all transactions contemplated by this Agreement, the Parties agree to execute and deliver such additional

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documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Agreement and all such transactions.

     11. HEADINGS. The headings of the Sections of the Agreement are for guidance and convenience of reference only, and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

     EXECUTED as of the date first set forth above.

                                   QUICKSILVER RESOURCES INC.


                                   By:  /s/ Glenn Darden
                                       --------------------------------
                                   Name:    Glenn Darden
                                       --------------------------------
                                   Title:   Vice President
                                       --------------------------------


                                   ENRON CAPITAL &
                                   TRADE RESOURCES CORP.


                                   By:  /s/ Jesse E. Neyman
                                       --------------------------------
                                   Name:    Jesse E. Neyman
                                       --------------------------------
                                   Title:   Agent and Attorney-in-Fact
                                       --------------------------------

                                   TRUST COMPANY OF THE WEST,
                                   a California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 869-3062

                                   By:  TCW ASSET MANAGEMENT COMPANY,
                                        a California corporation, as Investment
                                        Manager under that certain Agreement
                                        dated as of June 13, 1994, between TCW
                                        Asset Management Company and Morgan
                                        Stanley Group, Inc.


                                   By:  /s/ Thomas F. Mehlberg
                                       --------------------------------
                                   Name:    Thomas F. Mehlberg
                                       --------------------------------
                                   Title:   Managing Director
                                       --------------------------------


                                   By:  /s/ Marc MacAluso
                                       --------------------------------
                                   Name:    Marc MacAluso
                                       --------------------------------
                                   Title:   Senior Vice President
                                       --------------------------------


                                   NATIONSBANK OF TEXAS, N.A.


                                   By:  /s/ J. Scott Fowler
                                       --------------------------------
                                   Name:    J. Scott Fowler
                                       --------------------------------
                                   Title:   Vice President
                                       --------------------------------